        The Universal Institutional Funds, Inc. Equity & Income Portfolio
                          Item 77(O) 10F-3 Transactions
                        July 1, 2005 - December 31, 2005

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Consec  8/9/0    -     $99.00 $330,00  236,00    0.07%  0.07%   Goldma  Goldma
o Inc.    5                    0,000      0                       n        n
                                                                Sachs    Sachs
                                                                Intern
                                                                ationa
                                                                  l,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Intern
                                                                ationa
                                                                  l,
                                                                 Bank
                                                                  of
                                                                Americ
                                                                  a,
                                                                Lehman
                                                                Brothe
                                                                  rs

                                                                 Banc
                                                                  of
                                                                Americ
Knight  8/16/    -     $99.50 $400,00  125,00    0.00%  0.22%     a      Bank
Ridder    05                   0,000      0                     Securi    of
 Inc.                                                            ties   Americ
                                                                 LLC,      a
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                JPMorg
                                                                 an,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                SunTru
                                                                  st
                                                                Robiso
                                                                  n
                                                                Humphr
                                                                 ey,
                                                                Wedbus
                                                                  h
                                                                Morgan
                                                                Securi
                                                                 ties
                                                                 Inc.

                                                                Citigr
                                                                 oup,
Interp                                                          JPMorg
 ublic  10/19  525,00  $1000. $525,00    200     0.04%  0.06%     an    JPMorg
 Group   /05     0       00   0,000.0                           Securi    an
  Cvt                            0                              ties,    Chase
  Pfd                                                           Morgan
 5.25%                                                          Stanle
                                                                  y,
                                                                 UBS,
                                                                 HSBC
                                                                Securi
                                                                ties,
                                                                 ING
                                                                 Bank
                                                                NV/Uni
                                                                 ted
                                                                States
                                                                  ,
                                                                Keyban
                                                                  c
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                SunTru
                                                                  st
                                                                Robins
                                                                  on
                                                                Humphr
                                                                  ey
                                                                Goldma
 Qwest                                                            n,
Commun  11/2/  1,100,  $100.0 $1,100,  1,510,    0.14%  0.41%   Sachs   Goldma
icatio    05   000,00    0    000,000    000                    & Co.,     n
  ns             0                                              Credit   Sachs
 Inc.                                                           Suisse
 3.5%                                                           First
Conver                                                          Boston
 tible                                                            ,
 Notes                                                          Morgan
  due                                                           Stanle
 2025                                                             y,
                                                                Citigr
                                                                 oup,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties
                                                                 Banc
                                                                  of
  SBC   11/8/    -     $96.83 $2,000,  95,000    0.01%  0.14%   Americ  Barcla
Commun    05                  000,000                             a       ys
icatio                                                          Securi  Capita
  ns                                                             ties      l
 Inc.                                                            LLC,
 6.15%                                                          Barcla
  due                                                             ys
9/15/2                                                          Capita
  034                                                             l,
                                                                JPMorg
                                                                 an,
                                                                LaSall
                                                                  e
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                HSBC,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties